UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 21, 2015

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-31560	98-0648577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

38/39 Fitzwilliam Square Dublin 2 Ireland	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: + (353) (1) 234-3136

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 21, 2015, Seagate Technology plc (the “Company”) announced that the Board of Directors of the Company appointed David H. Morton, Jr. to serve as Executive Vice President and Chief Financial Officer of the Company, effective as of October 21, 2015.  Mr. Morton has served as the Company’s Senior Vice President, Finance, Treasurer and Principal Accounting Officer since April 2014 and its Vice President, Finance, Treasurer and Principal Accounting Officer from October 2009 to April 2014; Vice President of Finance, Sales and Marketing from March 2009 to October 2009; Vice President of Sales Operations from July 2007 to March 2009; Vice President of Finance, Storage Markets from October 2006 to July 2007; Executive Director of Consumer Electronics Finance from October 2005 to October 2006; and Executive Director of Corporate FP&A from June 2004 to October 2005.

In connection with Mr. Morton’s promotion, the Compensation Committee of the Board of Directors approved an annual base salary of $525,013 and a target bonus opportunity of 100% of base salary.  Mr. Morton is also eligible to participate in the Company’s 2012 Equity Incentive and Deferred Compensation Plans.  If Mr. Morton incurs a qualifying termination of employment with the Company, he may be eligible for severance benefits pursuant to the Company’s Fifth Amended and Restated Executive Severance and Change in Control Plan.

The Company also announced that Patrick J. O’Malley, the Company’s current Chief Financial Officer, will remain with the Company as Executive Vice President with responsibility for a broad range of strategic and operational issues. Mr. O’Malley has served as Executive Vice President and Chief Financial Officer since August 2008. Previously, he served as Senior Vice President, Finance from 2005 to August 2008.  Prior to that, he was Senior Vice President, Consumer Electronics from 2004 to 2005.

A copy of the press release announcing these changes is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Exhibit

99.1	Press release dated October 21, 2015, of Seagate Technology plc entitled “Seagate Appoints David H. Morton Jr. Executive Vice President and Chief Financial Officer.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

	By:	/s/ Regan J. MacPherson
	Name:	Regan J. MacPherson
	Title:	Vice President and Secretary

Date: October 21, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 21, 2015, of Seagate Technology plc entitled “Seagate Appoints David H. Morton Jr. Executive Vice President and Chief Financial Officer.”